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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2007

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                      000-23090                52-1660951
(State or Other Jurisdiction        (Commission File            (IRS Employer
     of Incorporation)                   Number)             Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     (d) Appointment of Director. Mr. Francis X. Ryan was elected director of Carrollton Bancorp at the regular meeting of the board of directors on January 25, 2007. Also, Mr. Ryan was elected director of Carrollton Bank at the regular meeting of the board of directors on January 25, 2007.

          Mr. Ryan, age 55, is President of F.X. Ryan & Assoc., a management consulting firm specializing in turnarounds, workouts, crisis management, strategic planning, and working capital management. He has been President since 1991.

          Mr. Ryan was not appointed to any committee of the Company's Board of Directors.

          Any and all transactions between Bancorp or the Bank and this individual or his immediate family and associates were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, any and all such loans did not involve more than normal risk of collectibility or present other unfavorable features.

          Resignation of Director. Effective January 25, 2007, Mr. John P. Hauswald retired as a director of Carrollton Bancorp. Mr. Hauswald had been a director of Carrollton Bancorp since its inception in 1990. Mr. Hauswald was a member of the executive committee.

          Resignation of Officer. Effective January 26, 2007, Robert F. Hickey, former Senior Vice President of Branch Administration is no longer employed by the Company or the Bank.

Item 7.01. Regulation FD Disclosure

          Exhibit 99.1 is provided under Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  Exhibits. Exhibit 99.1


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CARROLLTON BANCORP

                                              By:    /s/ Robert A. Altieri
                                                     ---------------------
                                              Name:  Robert A. Altieri
                                              Title: Chief Executive Officer and
                                                     President

Date: January 30, 2007

                                              By:    /s/ James M. Uveges
                                                     -------------------
                                              Name:  James M. Uveges
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

Date: January 30, 2007

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                                  EXHIBIT INDEX

Exhibit                            Description
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99.1       Press Release issued January 30, 2007


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